Exhibit 99.1 Wave Life Sciences Corporate Presentation September 24, 2025

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward- looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. 2

Our Mission To unlock the broad potential of RNA medicines to transform human health 3

Building a leading RNA medicines company

Novel RNA medicines platform (PRISM®)

- Multi-modal: RNA editing, RNAi, splicing, allele-selective silencing
- Potential best-in-class, clinically-validated oligonucleotide chemistry (PN, stereochemistry)

Novel approach designed to reduce fat, preserve muscle



WVE-007 in Obesity

Pioneering a novel RNA modality with RNA editing



WVE-006 in AATD

Potential best-in-class profile



WVE-N531 in DMD

Leadership in allele-selective silencing



WVE-003 in HD

Strong and broad IP | **In-house GMP manufacturing** | **Well-capitalized with cash runway into 2027***

WAVE LIFE SCIENCES

Patient populations represent US and Europe; WVE-006 is partnered with GSK
AATD: Alpha-1 antitrypsin deficiency DMD: Duchenne muscular dystrophy HD: Huntington's disease
*Cash runway does not include potential future milestones or other payments under GSK collaboration

4

The powerful convergence of a validated, potential best-in-class platform with deep genetic insights • Multi-modal: RNA editing, RNAi, • Real-time integration of new human antisense silencing, splicing genetic insights into discovery • Best positioned to engage • Proprietary deep learning models Unmatched Data-driven endogenous machinery unveiling novel targets/ toolkit to discovery target sites • Unlocking new, high-impact access novel powered by therapeutic targets • Accelerating time to clinic biology human genetics • Breakthroughs in intracellular delivery • Step-change in potency, distribution, Foundation in durability of effect chemistry innovation • No complex delivery vehicles (AAV, LNP) 5

Robust, diversified RNA medicines pipeline including first-in-class RNA editing programs

Program	Discovery	IND / CTA Enabling Studies	Clinical	Rights	Patient population (US & Europe)
RNA EDITING					
WVE-006 (GalNAc) SERPINA1 (AATD)				GSK exclusive global license	200K
GalNAc-AIMer PNPLA3 (liver disease)				100% global	9M
GalNAc-AIMer LDLR (HeFH)				100% global	900K (30M expansion)
GalNAc-AIMer APOB (HeFH)				100% global	70K
RNAi					
WVE-007 (GalNAc) INHBE (Obesity)				100% global	175M
GalNAc-siRNA Undisclosed				100% global	--
SPLICING					
WVE-N531 Exon 53 (DMD)				100% global	2.3K
Other exons (DMD)				100% global	Up to 18K
ALLELE-SELECTIVE SILENCING					
WVE-003 mHTT (HD)				100% global	25K Symptomatic (SNP3) 60K Pre-Symptomatic (SNP3)

Editing for correction   Editing for upregulation

AATD: Alpha-1 antitrypsin deficiency; DMD: Duchenne muscular dystrophy; HD: Huntington's disease; HeFH: heterozygous familial hypercholesterolemia

WAVE LIFE SCIENCES

6

WVE-007 GalNAc-siRNA silencing Obesity 7

Advancing WVE-007 as a novel, long acting, muscle sparing approach for obesity WVE-007 is a GalNAc-siRNA that targets INHBE to treat obesity • Adults with obesity have higher risk for many serious health conditions, including heart disease, type 2 1 diabetes, and some forms of cancer • GLP-1s are current standard of care for weight loss, but impact is often limited by: 2 • Loss of muscle mass 3 • Poor tolerability 4 • Frequent dosing 5,6 • High discontinuation rates ~175 million adults living with obesity in US and Europe 8 1. CDC.gov; 2. Sargeant, et al. 2019 Endocrinol Metab (Seoul) 34, 247; 3. Ghusn and Hurtado. 2024 Obesity Pillars 12, 100127; 4. Wegovy PI; 5. Leach, et al. 2023 Prime Therapeutics Claims Analysis; 6. Gasoyan, et al. 2024 Obesity (Silver Spring) 32, 486.; GalNAc-siRNA: GalNAc-conjugated small interfering RNA

Human genetic data demonstrate that heterozygous INHBE LoF carriers have a healthy metabolic profile Heterozygous INHBE LoF carriers have favorable traits: Heterozygous INHBE LoF carriers have lower risk of Type 2 lower abdominal obesity, lower triglycerides, higher HDL-c diabetes and CHD Odds Ratio Favorable association with liver traits Standard Deviations Standard Deviations Silencing INHBE mRNA by ≥50% is expected to recapitulate the healthy metabolic profile of heterozygous INHBE loss of function (LoF) carriers 9 Akbari et al. Nat Commun. 2022 Aug 23;13(1):4844; Deaton et al. Nat Commun. 2022 Jul 27 Waist to hip ratio: waist to hip ratio adjusted for BMI; HDL-c: high-density lipoprotein cholesterol; ALT: alanine transaminase; ApoB: apolipoprotein B; cT1: corrected T1

INHBE GalNAc-siRNA expected to address health issues associated with pathogenesis of obesity associated metabolic disease Reduced release of Diminished activation of Increased adipose GalNAc-siRNA ACVR1C (ALK7) receptor in lipolysis shrinks hepatokine Activin E adipose tissue adipocytes Decreased abdominal adiposity leads to weight loss and reduced risk for CVD and T2D 10 1. Cell Reports (2018) 25, 1193–1203; 2. Biochemical Journal (2024) 481 547–564; 3. PNAS 2023 Vol. 120 No. 32 e2309967120; 4. Nat Commun 2022. https://doi.org/10.1038/s41467- 022-32398-7; 5. Nat Commun 2022. https://doi.org/10.1038/s41467-022-31757-8

<u>Single</u> doses of INHBE GalNAc-siRNA result in dose-dependent weight loss and reduction of visceral fat, without affecting muscle mass, in DIO mice

Reduction in body weight


PBS
INHBE GalNAc-siRNA (3 mg/kg)
INHBE GalNAc-siRNA (10 mg/kg)
Baseline-corrected % body weight change (mean ± SE)
5
0
-5
-10
0
14
21
28
Day
*
Single dose INHBE GalNAc-siRNA

Reduction in visceral fat

Epididymal fat weight (Day 28)


*
-23%
-40%
Tissue weight (g) (mean ± SE)
0.75
0.50
0.25
0.00
PBS
INHBE GalNAc-siRNA 3 mg/kg
INHBE GalNAc-siRNA 10 mg/kg

No muscle loss

Quadricep weight (Day 28)


Tissue weight (g) (mean ± SE)
0.25
0.20
0.15
0.10
0.05
0.00
PBS
INHBE GalNAc-siRNA 3 mg/kg
INHBE GalNAc-siRNA 10 mg/kg

Preclinical data support INHBE GalNAc-siRNA as a single agent for healthy weight loss

WAVE LIFE SCIENCES

11

Data from preclinical studies conducted in DIO mice; Stats: (left, middle, right) Linear Mixed Effects ANOVA with post hoc comparisons of marginal treatment effects vs. PBS per timepoint (left) or per tissue (middle, right) * $p < 0.05$

INHBE GalNAc-siRNA can be used synergistically with GLP-1s or to curtail weight regain after the cessation of treatment with GLP-1

~2x greater overall weight loss when added to GLP-1



Difference in baseline-corrected body weight (vs. control per time point, mean ± SE)
0
-5
-10
-15
-20
Day
0
7
14
21
28
~2x greater weight loss
Single dose INHBE GalNAc-siRNA
Daily GLP-1
Control for Semaglutide
Control for siRNA
Semaglutide
INHBE GalNAc-siRNA
Semaglutide + INHBE GalNAc-siRNA

Curtails weight regain after the cessation of GLP-1



Difference in body weight (% of PBS, same time point)
5
0
-5
-10
-15
Day
0
20
40
60
Treatment period
p<0.05
Not significant
Daily GLP-1
Dose INHBE GalNAc-siRNA
PBS
Semaglutide
Semaglutide + INHBE GalNAc-siRNA

WAVE LIFE SCIENCES

12

Data from preclinical studies conducted in DIO mice; Left: 10nmol/kg in mouse is equivalent to therapeutic dose of GLP-1s in human. Stats: Linear Mixed Effects ANOVA with post hoc comparisons of marginal treatment effects of Semaglutide vs. Semaglutide + INHBE GalNAc-siRNA per time point * $p < 0.05$; Right Stats: Linear Mixed Effects ANOVA with post hoc comparison of Day 28 vs. Day 56 marginal effects per treatment * $p < 0.05$

A single dose of INHBE GalNAc-siRNA led to shrinkage of adipocytes in DIO mice Mean adipocyte diameter DIO Lean PBS INHBE GalNAc-siRNA (μm) 13 Data presented at ADA Scientific Sessions June 2025 ***p<0.001

A single dose of INHBE siRNA led to a lower inflammatory state of visceral adipose tissues in DIO mice, with strong suppression of pro-inflammatory M1 macrophages in visceral fat Macrophages (Mᶲ) (F4/80) Pro-inflammatory (M1) Mᶲ Anti-inflammatory (M2) Mᶲ (CD11c) (CD163) INHBE GalNAc siRNA INHBE GalNAc siRNA INHBE GalNAc siRNA PBS 3 mg/kg 10 mg/kg PBS 3 mg/kg 10 mg/kg PBS 3 mg/kg 10 mg/kg ✱ 1.0 0.8 0.6 0.4 0.2 0.0 PBS 3 mg/kg 10 mg/kg PBS 3 mg/kg 10 mg/kg PBS 3 mg/kg 10 mg/kg 14 Data presented at ADA Scientific Sessions June 2025 ***p<0.001, *p<0.05, ns=non-significant %F4/80 positive area

Preclinical data support potential best-in-class profile and potential to use WVE- 007 across multiple treatment settings with potential for 1-2x per year dosing Monotherapy Add-on to GLP-1s Maintenance WVE-007 in addition to GLP-1 WVE-007 for patients who stop WVE-007 as a single agent therapy treatment with GLP-1 therapy ✓ Weight loss similar to semaglutide with a single When administered as an add- ✓ Curtailed rebound weight dose on to semaglutide: gain upon cessation of ✓ No loss of muscle mass semaglutide and ✓ A single dose of Wave’s prevention of weight ✓ Reduction in fat mass with INHBE GalNAc-siRNA cycling, which worsens the preferential effect to the doubled the weight loss outcomes of various visceral fat observed with semaglutide metabolic diseases ✓ Without suppressing food alone intake 15

INLIGHT: Phase 1 trial of WVE-007 in adults living with overweight or obesity, otherwise healthy

Randomized, double-blind, placebo-controlled (3:1) study of ascending doses of WVE-007

Trial Design

- **Objective**: Assess dose safety, tolerability, PK and PD
- **Key measurements**
  - **Primary:** Safety and tolerability
  - **Secondary:** PK, Activin E
  - **Exploratory PD:**
    - Body weight
    - Body composition
    - Metabolic health
    - Biochemical markers



SAD Cohort 5
SAD Cohort 4
Data expected 1Q26
SAD Cohort 3
400 mg (n=32)
Data expected 4Q25
SAD Cohort 2
240 mg (n=32)
Data expected 4Q25
SAD Cohort 1
75 mg (n=8)
MAD Cohort 3
MAD Cohort 2
MAD Cohort 1
INLIGHT

INLIGHT expansion underway; IND application cleared by FDA

WAVE LIFE SCIENCES
16

SAD: single-ascending dose; MAD: multi-ascending dose

WVE-006 RNA editing (AIMers) Alpha-1 antitrypsin deficiency (AATD) 17

AATD impacts multiple organ systems and has limited treatment options

- AATD is a rare, inherited genetic disorder that is commonly caused by a G-to-A point mutation in the SERPINA1 gene
- Pi*ZZ genotype is leading cause of severe AATD, predisposing to progressive lung damage, liver damage or both
- Aggregation of mutant Z-AAT protein in hepatocytes and a lack of functional, wild-type M-AAT drives liver and lung disease, respectively

AATD Lung Disease


Emphysema
Bronchiectasis

- **Treatment goal:** Minimize episodic exacerbations and associated damage
- Lung damage occurs during exacerbations that induce an inflammatory acute phase response, when more AAT protein is needed for protection
- **Weekly IV augmentation therapy is only treatment option**
  — No protective increase in AAT protein levels during acute phase response without additional IV infusions

AATD Liver Disease


Fibrosis → Cirrhosis → Hepatocellular Carcinoma

- **Treatment goal:** Decrease Z-AAT protein
- Progressive liver disease results from Z-AAT-induced proteotoxic stress
- **No approved therapies**

~200K people in the US and Europe are homozygous for the Z allele (Pi*ZZ genotype)

WAVE LIFE SCIENCES
18

Strnad et al., 2020 *N Engl J Med* 382:1443-55; Blanco et al. 2017 *Int J Chron Obstruct Pulmon Dis* 12:561-69

WVE-006: Potential first-in-class, convenient therapy for AATD that addresses both liver and lung manifestations of disease

WVE-006
(RNA editing)



- **Proprietary chemistry**
- **Subcutaneous injection (GalNAc)**
- **A → I** **Highly specific (no bystanders)**
- **Infrequent dosing**

Restore circulating M-AAT and physiological AAT protein production



M-AAT reaches lungs to protect from proteases and **reduce risk of lung disease**

Reduce Z-AAT protein aggregation in liver


Z-AAT
M-AAT

RNA correction replaces mutant Z-AAT protein with wild-type M-AAT protein to **reduce risk of liver disease**

Strnad et al., 2020 *N Engl J Med* 382:1443-55; Stoller et al., 1993 Alpha-1 Antitrypsin Deficiency GeneReviews.

WAVE LIFE SCIENCES 19

RestorAATion-1 clinical trial in healthy volunteers complete, RestorAATion-2 clinical trial in Pi*ZZ patients ongoing RestorAATion-1: Healthy Volunteers RestorAATion-2: AATD Patients RestorAATion-1: Healthy Volunteers SAD → MAD Multi-dosing complete Up to seven doses in multi-dose portion 600 mg SAD Cohort 3 MAD Cohort 3 400 mg SAD Cohort 2 MAD Cohort 2 400 mg 400 mg; 1x/month 200 mg SAD Cohort 1 MAD Cohort 1 100 mg 200 mg 200 mg Q2W 30 mg Study key objectives Safety and tolerability Pharmacokinetics Serum M-AAT levels 20 HV: healthy volunteer; SAD: single-ascending dose; MAD: multi-ascending dose

RestorAATion-2: WVE-006 continues to be safe and well tolerated 200 mg SAD 200 mg MAD 400 mg SAD N=8 N=8 N=8 TEAE Category • No SAEs, discontinuations or n (%) n (%) n (%) withdrawals due to TEAEs Any TEAE 6 (75.0) 5 (62.5) 5 (62.5) • All TEAEs were mild to Mild 2 (25.0) 0 1 (12.5) Moderate 4 (50.0) 5 (62.5) 4 (50.0) moderate in severity Severe 0 0 0 • No treatment- Any drug-related TEAE 1 (12.5) 2 (25.0) 3 (37.5) related, clinically relevant Mild 1 (12.5) 1 (12.5) 1 (12.5) changes in labs, ECG, or vital Moderate 0 1 (12.5) 2 (25.0) signs Severe 0 0 0 Any serious TEAE 0 0 0 Any TEAE leading to 0 0 0 discontinuation Any TEAE leading to death 0 0 0 21 Data as of August 26, 2025 SAD: single ascending dose MAD: multi-ascending dose

WVE-006 achieved key treatment goals of restoring MZ phenotype

Total AAT levels exceeded 11 µM, production of wild-type M-AAT of greater than 50%, restored physiological AAT production

Total AAT of up to ~13 µM

Protein levels associated with lower risk of AATD liver and lung diseases

200 mg MAD Cohort

11.9 µM
Total AAT

400 mg SAD Cohort

12.8 µM
Total AAT

Wild-type M-AAT protein of 64% of total



Wild-type M-AAT
M-AAT (µM)
10.0
7.5
5.0
2.5
0.0
Dosing period
Follow-up
Weeks
0
4
8
12
16
20
Mutant Z-AAT
Z-AAT (µM)
12.5
10.0
7.5
5.0
2.5
Dosing period
Follow-up
Weeks
0
4
8
12
16
20
MAD

Total AAT reached 20.6 µM during acute phase response



AAT (µM)
20
15
10
5
0
Total AAT
M-AAT
CRP
0
4
8
12
SAD
▲

Acute phase response due to a kidney stone

22

WAVE LIFE SCIENCES

Circulating M-AAT, Z-AAT, and total (M + Z) AAT protein in the serum were measured by highly selective and sensitive LC-MS/MS assays (LLOQ: 0.096 µM (M), 0.029 µM (Z)) and reported as mean participant SAD and MAD maximums

200 mg cohort: Consistent M-AAT increase and Z-AAT decrease observed, MAD significantly enhances effects versus SAD Increases in neutrophil elastase inhibition from baseline confirmed production of functional M-AAT Increase in M-AAT protein 7.2 4.8 p=0.012 Follow-up Dosing period SAD MAD MAD SAD Weeks Reduction (%) in Z-AAT protein Dosing period Follow-up p=0.011 -47.3% -60.3% SAD MAD Weeks SAD MAD 23 Circulating M-AAT, Z-AAT, and total (M + Z) AAT protein in the serum were measured by highly selective and sensitive LC-MS/MS assays (LLOQ: 0.096 µM (M), 0.029 µM (Z)) and reported as mean participant SAD and MAD maximums Right: black line represents median Mutant Z-AAT Wild-type M-AAT Z-AAT (µM) M-AAT (µM)

First-ever demonstration of ability to restore physiological serum AAT production; total AAT reached 20.6 µM during acute phase response Pi*ZZ patients have a reduced capacity to produce AAT protein during an acute phase response 1 Following WVE-006 200 mg single dose, total AAT and M-AAT increased Published data on CRP levels and AAT levels across different genotypes significantly in one patient during an acute phase response Total AAT Total AAT M-AAT M-AAT CRP 0 4 8 12 SAD MAD Acute phase response due to a kidney stone AAT response in Pi*ZZ participant treated with WVE-006 mirrors Pi*MZ phenotype 24 1 - Sanders et al., J COPD, 2018 CRP: C-reactive protein Circulating M-AAT, Z-AAT, and total (M + Z) AAT protein in the serum were measured by highly selective and sensitive LC-MS/MS assays (LLOQ: 0.096 µM (M), 0.029 µM (Z)) and reported as mean participant SAD and MAD maximums M-AAT + Z-AAT (µM) CRP levels (mg/L)

Data from single dose cohorts support potential to further increase serum AAT levels with 400 mg multidose cohort and monthly dosing 400 mg SAD Cohort As compared to 200 mg SAD Cohort 12.8 µM 5.3 µM• Increases in M-AAT protein Total AAT M-AAT • Greater % of M-AAT protein • Greater reductions in Z-AAT 47.2% 49.0% protein Circulating Decrease in M-AAT Z-AAT 400 mg multidose cohort ongoing with monthly dosing; clinical data expected in 1Q 2026 25 Circulating M-AAT, Z-AAT, and total (M + Z) AAT protein in the serum were measured by highly selective and sensitive LC-MS/MS assays (LLOQ: 0.096 µM (M), 0.029 µM (Z)) and reported as mean participant SAD and MAD maximums

Unlocking wholly-owned RNA editing pipeline GalNAc-RNA Editing: PNPLA3 WVE-006: RNA editing capability Genetically defined liver disease translating in clinic Patient population: ~9 million Efficient and consistent RNA editing ✓ Restore dynamic physiological ✓ response Durability of effect supporting ✓ monthly or less frequent dosing Safe and well-tolerated at top dose ✓ tested Expect to share updates from emerging pipeline at Research Day in October 2025 26 Unalp-Arida and Ruhl 2020 Hepatology

WVE-N531 Splicing Duchenne muscular dystrophy 27

Advancing WVE-N531 in exon 53 amenable DMD WVE-N531: exon skipping oligonucleotide designed to induce production of endogenous, functional dystrophin protein • High unmet need for therapies delivering more consistent dystrophin expression, as few patients today achieve dystrophin >5% of normal • Opportunity to extend dosing intervals beyond weekly standard of care to alleviate burden for patients and caregivers • Need to reach stem cells and distribute broadly to muscle tissues to potentially enable muscle regeneration and impact respiratory and cardiac function • WVE-N531 has Rare Pediatric Disease Designation and Orphan Drug Designation from FDA DMD impacts ~1 / 5,000 newborn boys annually; ~20,000 new cases annually worldwide 28 Duan, D. et al. 2021 Nat Rev Dis Primers 7, 13; Muscular Dystrophy Association; Aartsma-Rus, et al. 2009 Hum Mutat 30, 293.

FORWARD-53 48-week clinical trial results: WVE-N531’s potential best-in- class profile for boys amenable to exon 53 skipping Statistically significant and clinically meaningful improvement (3.8s) in Time-to-Rise vs. ✓ natural history; functional benefits on other measures including NSAA Statistically significant reductions in muscle fibrosis and CK; driven by decreases in ✓ inflammation and necrosis; transition from regenerative to mature muscle Consistent dystrophin expression averaged 7.8% between 24 and 48 weeks, with 88% of ✓ boys above 5% dystrophin; delivery to both myofibers and muscle stem cells WVE-N531 remains safe and well-tolerated with no Serious Adverse Events ✓ NDA filing for accelerated approval with monthly dosing planned for 2026 29 Muscle content-adjusted dystrophin

Potential best-in-class, consistent dystrophin expression

Potential best-in-class exon skipping and dystrophin

	Average: 24 and 48-week
Mean exon skipping induced	**54%** (95% CI: 46-63%)
Mean dystrophin expression[1]	**7.8%** (95% CI: 5.4-10.3%)

61-day tissue half-life supports monthly dosing

Consistently exceeded levels associated with milder Becker phenotype



Average dystrophin protein (%normal) MHC & muscle adj.
0
2
4
6
8
10
12
11.9%
10.0%
9.8%
9.8%
6.6%
5.8%
5.5%
3.5%
Participants

88% of boys achieved greater than 5% average dystrophin

WAVE LIFE SCIENCES

30

Left: 8 participants had muscle biopsies at week 24 and week 48, averages for these n=8 are summarized; Dystrophin measured by western blot (AB15277). Dystrophin expression was quantified from two isoforms; [1]MCA: muscle content-adjusted (MHC-normalized dystrophin/(total myofiber area/total area of biopsy section); Right: Average between 24 and 48 weeks.

WVE-N531 appears to shift dystrophic muscle towards healthy muscle



Feedback turns off regeneration
(fewer stem cells and they are in resting state)
Healthy
Damage
Inflammation
Regeneration
Fiber maturation
Impact of WVE-N531 on Muscle Health
Healthier Muscle
↑ Fiber organization and uniformity of myofibers
Reduced Necrosis and Inflammation
↓ Inflammatory cytokines (MCP-1 and IL-6)
↓ Serum CK
Shift Toward Fiber Maturation
↓ Stem cell density
↓ Internalized nuclei
Reduced Fibrosis
Functional benefit
DMD
(lack of dystrophin)
Damage
Necrosis and inflammation
Regeneration to exhaustion
Fibrosis

WAVE LIFE SCIENCES

Cardone et al., 2023 Acta Neuropathol Comm

31

Evidence of reversal of fibrosis across majority of participants Week 24 Week 48 1 1 Participant number 2 3 4 2 3 4 5 6 7 5 6 7 32 H&E-stained sections (20X magnification). Seven paired biopsies available from week 24 and 48 for histopathology.

Statistically significant reductions in creatine kinase (CK) as compared to baseline and natural history Statistically significant reduction in CK vs. ~50% CK reduction from baseline at 48 weeks C-PATH Natural History * *** ** *** *** *** Week 24 Week 0 48 Decreased CK to levels observed in milder DMD individuals 33 *p<0.05, ** p<0.01, ***p<0.001; Data are mean ± SE Left: n=11; right: n=10 (all ambulatory) Creatine kinase (U/L) Change in Creatine kinase (U/L)

WVE-N531 is the only DMD therapeutic to show uptake in myogenic stem cells WVE-N531 uptake in myofiber nuclei WVE-N531 uptake in myogenic stem cells Myocytes Stars denote an injured myofiber Stem cell containing WVE-N531 Mag: 40x Mag: 20x Myocyte nuclei containing WVE-N531 (red) Mag: 20x Mag: 40x Dual staining utilizing in-situ hybridization for WVE-N531 and PAX7 In-situ hybridization for WVE-N531 immunohistochemistry for stem cells 34 Data from interim analysis clinical results announced September 24, 2024.

Changes to key cell populations in muscle and decrease in systemic inflammatory cytokines, suggesting transition to healthier muscle

Progression of regenerative to mature state of muscle tissue

~20% change in density of myogenic stem cells at 48 weeks


PAX7 positive cells/mm2
0
20
40
60
Week 24
Week 48
24 weeks
48 weeks

Significant decrease (~48%) in internalized nuclei at 48 weeks


%Myofibers with internalized nuclei
**
0
5
10
15
Week 24
Week 48
24 weeks
48 weeks

Decrease in serum MCP-1 and IL-6 suggests reduction in inflammation with treatment


MCP-1 (pg/mL)
IL-6 (pg/mL)
Week 0
Week 24
Week 48
Week 0
Week 24
Week 48

WAVE LIFE SCIENCES
35

Left: NS; Data are mean ± SE (of n = 9); PAX7-positive cells/mm2 quantified using Pax7 immunohistochemistry (IHC) with HALO. Middle: **p<0.01 (two-tailed Welch's test); Data are mean ± SE; Internalized nuclei quantified using 6 random fields in H&E stained sections. Right: Data are means ± SE

First evidence of reversal of fibrosis with exon skipping treatment Week 48 showed improved organization and uniformity of myofibers Mean fibrotic muscle % Fibrotic muscle declined 28.6% at 48W declined by individual (n = 7) (n = 7) Week 24 Week 48 24 48 24 48 Time (weeks) Time (weeks) 36 Right: Magnification 5X; fibrosis stained with trichrome stain and analyzed with HALO; ** p<0.01; Data are mean ± SE %Trichrome positive tissue %Trichrome positive Participant 2 Participant 1

Statistically significant and clinically meaningful slowing of disease progression as measured by TTR Functional benefits on other measures including NSAA Mean change in time-to-rise (TTR) Mean change in NSAA 3.8 second improvement 1.2 point with improvement WVE-N531 with WVE-N531 Week Week 37 Left: Minimal Clinical Important Difference (MCID) for TTR: 1.4 sec based on method from McDonald 2013; *p<0.05; Data are mean ± SE Right: NSAA: North Star Ambulatory Assessment; data are mean ± SE Worsening Change from baseline in TTR (sec) Worsening Change from baseline in NSAA Total (points)

Wave DMD portfolio addresses >$2.4 billion opportunity in US alone with potential for expansion Multiple drivers of value with Wave portfolio Wave portfolio addresses up to • ~40–50% of exon 53, 51, 45 skipping 40% of the DMD population amenable boys remain untreated today Increasing exon • No exon skipping therapies available for Not Amenable skipping WVE-N531 exons 44 and 52 to Skipping Exon 53 treatment rates • Advantages over gene therapy 8-10% 17% E Ex xo on n 51 51 (endogenous dystrophin, favorable safety) 11-13% Switches from • Monthly dosing, superior dystrophin marketed exon 8% Exon 45 profile, and improvements in muscle skipping health 6% therapies Exon 44 44% 4% Exon 52 Other Exons • Potential best-in-class exon skipping Expansion to profile where no exon skipping therapies ex-US markets are available 38 Aartsma-Rus, et al. 2009 Hum Mutat

Regulatory update and exon skipping franchise derisked FORWARD-53 • All participants are enrolled in the ongoing open-label FORWARD-53 extension trial receiving monthly doses of WVE-N531 • Expanding FORWARD-53 to include additional boys on monthly dosing regimen REGULATORY • FDA feedback confirmed that the accelerated approval pathway using dystrophin expression as a surrogate endpoint remains open • Based on FDA feedback and the 48-week data, Wave intends to submit an NDA in 2026 to support accelerated approval of WVE-N531 with monthly dosing • Wave will continue to engage the Agency with the new 48-week data, including functional outcomes, and its planned global confirmatory trial of WVE-N531 EXON SKIPPING FRANCHISE • Expect to submit multiple CTAs for other exon skipping candidates in 2026 • Candidates all use Wave’s potential best-in-class chemistry; and preclinical data suggest a potential best- in-class exon skipping franchise 39

WVE-003 Allele-selective silencing Huntington’s Disease 40

Advancing WVE-003 to address HD across all stages of disease WVE-003 is a first-in-class, allele-selective oligonucleotide for the treatment of HD • HD is a monogenic autosomal dominant genetic disease; fully penetrant and affects entire brain • No current disease modifying therapies for HD • Characterized by cognitive decline, psychiatric illness, and chorea; ultimately fatal • Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT) and loss of function of wild-type huntingtin protein (wtHTT) >200,000 patients with HD across all disease states Pre-Symptomatic HD Symptomatic HD (~160K in US and Europe) (~65K in US and Europe) 41 Sources on wtHTT: 1. Leavitt 2006 2. Cattaneo 2005 3. Kumar 2016 4. Franco-Iborra 2020 5. Hamilton 2015 6. Ochaba 2014 7. Wong 2014 8. Rui 2015 9. Caviston 2007 10. Twelvetrees 2010 11. Strehlow 2007 12. Milnerwood 2010 13. Smith-Dijak 2019 14. Tousley 2019 15. Zhang 2018 16. McAdam 2020 17. Altar 1997 18. Zuccato 2001 19. Gauthier 2004 20. Ferrer 2000 21. Baquet 2004 22. Liu 2011 23. Karam 2015

Wild-type HTT (wtHTT) is critical for normal neuronal function and loss of wtHTT contributes to cellular dysfunction Mutant HTT has a detrimental effect on wild-type Wild-type HTT is crucial for cilia health HTT function • In the absence of wtHTT, ciliogenesis fails, disrupting CSF • Lowering mHTT is expected to restore physiological flow, causing hydrocephalus control over HTT gene expression and relieve its detrimental effect on wtHTT function Ventricle CSF flow Cilia Ependymal cell Brain tissue Sequestered wild-type HTT Only an allele-selective approach can ameliorate both loss-of-function and gain-of-function disruptions driven by mHTT 42 Saudou & Humbert 2016 Neuron; Cason et al., 2022 Nat Rev Cell Biol; Laundos et al., 2023 Front Cell Dev Biol; Kaliszewski et al., 2015 Cell Death Diff; Keryer et al., 2011 J Clin Invest Khoshnan & Patterson, 2011. Neurobiol Dis; Pogoda et al., 2021 Curr Med Chem; Hsiao et al., 2013 Hum Mol Genet

Allele-selective CSF lowering of mutant HTT protein of up to an industry leading 46% with three doses of WVE-003 and preservation of wild-type HTT Durability of mHTT reductions supports potential for quarterly dosing intervals Mutant HTT protein levels in CSF Wild-type HTT protein levels in CSF 2.00 2.00 Placebo Placebo WVE-003 30 mg WVE-003 30 mg 1.75 1.75 1.50 1.50 1.25 1.25 1.00 1.00 mHTT Preservation reduction of wtHTT 0.75 0.75 0.50 0.50 1 29 57 85 113 141 169 197 1 29 57 85 113 141 169 197 Dose of Dose of WVE-003 WVE-003 Day Day 43 * p<0.05, **p<0.01, ***p<0.001, ****p<0.0001 mHTT: mutant huntingtin protein; wtHTT: wild-type huntingtin protein From June 25, 2024 SELECT-HD disclosure Mutant Huntingtin Protein (fM) - Geometric Mean Ratio to Baseline +/- SE Wild-Type Huntingtin Protein (fM) - Geometric Mean Ratio to Baseline +/- SE

WVE-003 leads to allele-selective mHTT reduction, correlating with slowing of caudate atrophy Allele-selective mHTT Slowing of Caudate Silencing with wtHTT Functional Benefit Atrophy Preservation • mHTT reduction of up to • WVE-003 trended towards • Caudate atrophy is an 46% vs. placebo less caudate atrophy vs. imaging biomarker expected placebo (4.68% vs. 5.10%, to predict clinical • wtHTT preserved/increased not significant) outcomes, including throughout study clinically meaningful worsening of Total Motor Score (TMS) Greater allele-selective mHTT reduction correlated with the slowing of caudate atrophy at 24 weeks (R = -0.50, p=0.047) 44 Liu et al., 2023 Brain Comm

Analysis of natural history demonstrates that absolute reduction of 1% in rate of caudate atrophy is associated with delay of onset of disability by ≥7.5-years WVE-003 next steps p<0.001 HR = 0.31 • Preparation ongoing for a global, potentially registrational Phase 2/3 study in adults with SNP3 and HD • Using caudate atrophy as a Rate of Caudate Atrophy: primary endpoint Fast: -3.04%/year Slow: -2.04%/year Expect to submit IND application for potentially registrational Phase 2/3 study in 2H 2025 45 Wave internal analysis; TRACK-HD and PREDICT-HD are longitudinal HD natural history studies that include MRI brain imaging, clinical outcome assessments. Paulson et al., Neurosci.2014, Tabrizi et al., Lancet Neurol 2009, Tabrizi et al., Lancet Neurol 2012, Tabrizi et al., Lancet Neurol. 2013 IND: Investigational New Drug TFC: Total Functional Capacity Probability of TFC preservation

Reimagining RNA medicines 46

Poised for significant and sustained growth driven by editing and siRNA GalNAc-siRNA GalNAc-Editing Obesity HD WVE-007 (INHBE) WVE-003 AATD SNP3 WVE-006 Liver Disease DMD PNPLA3 WVE-N531 Exon 53 HeFH Add’l SNPs LDLR & APOB Add’l Exons Current pipeline has potential to treat well over 100 million patients in US and Europe 47 Note: Bubble size illustrative of size of total addressable US market (assuming 100% share of addressable patients)

Anticipated upcoming milestones

siRNA	*RNA editing*	*Emerging Pipeline*	*Splicing*	*Allele-selective silencing*
WVE-007 (INHBE) Obesity	**WVE-006 AATD**	**Wholly owned RNA editing and siRNA programs**	**WVE-N531 (Exon 53) DMD**	**WVE-003 (SNP3) HD**
4Q 2025: Deliver data from the expanded Cohort 2 (240 mg) as well as data from Cohort 1 (75mg) **1Q 2026** Deliver data from Cohort 3 (400 mg)	**1Q 2026:** Deliver data from the 400 mg multidose cohort	**2025:** Deliver new preclinical data from hepatic and extra-hepatic programs **2026:** Initiate clinical development of additional programs	**2026:** Submit NDA to support accelerated approval of WVE-N531 with monthly dosing Submit CTAs for other exon skipping candidates	**2H 2025:** Submit IND application for potentially registrational Phase 2/3 using caudate atrophy as a primary endpoint

Research Day analyst event planned for October 29, 2025

WAVE LIFE SCIENCES

AATD: Alpha-1 antitrypsin deficiency; DMD: Duchenne muscular dystrophy; HD: Huntington's disease; IND: Investigational New Drug

48

For questions contact: investorrelations@wavelifesci.com